                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2001

                         R. R. DONNELLEY & SONS COMPANY
       -------------------------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)

                Delaware                                   1-4694                                 36-1004130
-------------------------------------------------------------------------------------------------------------------------
      (State or Other Jurisdiction                (Commission File Number)            (IRS Employer Identification No.)
            of Incorporation)


     77 West Wacker Drive, Chicago, Illinois                       60601
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 326-8000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.
         ------------

         Attached hereto as Exhibit 99.1 is the press release issued by the Registrant on November 7, 2001 announcing its intention to offer debt securities. In addition, attached hereto as Exhibit 99.2 is the press release issued by the Registrant on October 24, 2001 announcing financial results for the third fiscal quarter ended September 30, 2001. The form of underwriting agreement to be used in connection with the Registrant's proposed offering of debt securities is attached hereto as Exhibit 99.3.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c)      Exhibits:
         --------

         The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

                                       2

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              R. R. DONNELLEY & SONS COMPANY




                                              By: /s/ Monica M. Fohrman
                                                  -------------------------
                                                  Monica M. Fohrman
                                                  Senior Vice President, General
                                                  Counsel and Corporate
                                                  Secretary

Date:  November 7, 2001

                                       3


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                                  EXHIBIT INDEX

         The following exhibits are filed herewith as noted below.

Exhibit No.       Description
-----------       -----------

  99.1            Press release of R. R. Donnelley & Sons Company issued
                  November 7, 2001.

  99.2            Press release of R. R. Donnelley & Sons Company issued
                  October 24, 2001.

         The following exhibit is filed herewith and is an exhibit to the Registrant's Registration Statement on Form S-3, Registration No. 33-57807, as noted below.

                Registration No. 33-57807
Exhibit No.     Exhibit No.                    Description
----------      -----------                    -----------

  99.3          1.1.1                          Form of Underwriting Agreement.